Exhibit 26 (g) i. a. 1.

AMENDMENT

to the

AUTOMATIC YRT AGREEMENT

(“VUL QUOTA SHARE AGREEMENT”)

Dated: September 1, 1998

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY,

and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

(the “Reinsurer”)

The Agreement is amended as follows effective September 1, 1998:

Article I, Paragraph D is deleted in its entirety and replaced with:

“The risk shall not have been submitted on a facultative basis to the Reinsurer or any other reinsurer within the last              years.”

All other terms and conditions of the Agreement not in conflict with the terms and conditions of this Amendment remain unchanged.

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Year Facultative Submission Amendment

IN WITNESS WHEREOF, the parties hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris, FSA, MAAA		George R. Zimmerman, JD, CLU, ChFC
	Second Vice President & Actuary		Director of Reinsurance

Date:	8/3/01	Date:	8/3/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman, JD, CLU, ChFC
	Second Vice President & Actuary		Director of Reinsurance

Date:	8/3/01	Date:	8/3/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman, JD, CLU, ChFC
	Second Vice President & Actuary		Director of Reinsurance

Date:	8/3/01	Date:	8/3/01

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael D. Barnett	Witness:	/s/ Sara J. Murphy
Title:	VP Life Reinsurance	Title:	Asst VP Reinsurance Admin

Date:	7/16/01	Date:	7/16/01

AMENDMENT to

All YRT Quota Share Treaties

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes known as the “Reinsured”)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

(the “Reinsurer”)

As of effective date of the Agreement, the Ceding Company and the Reinsurer agree to amend the above-referenced Agreements as follows:

         The term          shall be defined as 1) the          under this Agreement into a          or 2) the         .

         shall continue to be reinsured          under this Agreement          which shall not be reinsured under this Agreement.

         shall continue to be reinsured          under this Agreement          which shall not be reinsured under this Agreement provided, however, that in regard to          not be reinsured under this Agreement.

The term          shall be defined as: 1) the          under this Agreement         , or 2) the          under this Agreement         .

         shall not be reinsured under this Agreement.

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Amendment

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ Delmer F. Borah IV
	Peter G. Ferris		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	12/20/01	Date:	12/20/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	12/20/01	Date:	12/20/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	12/20/01	Date:	12/20/01

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael D. Barnett	Witness:	/s/ Sara J. Murphy
Title:	VP Life Reins	Title:	Asst VP Reins Admin

Date:	11/27/01	Date:	11/27/01

AMENDMENT to

All Agreements that Contain          in Article I

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, or

C.M. LIFE INSURANCE COMPANY

(Reinsured)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

(Reinsurer)

Each Agreement will be amended as of its effective date as follows*:

Any reference to          contained in “Article I: Automatic Reinsurance” is deleted in its entirety.

All terms and conditions of these Reinsurance Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

*Explanation and Clarification

It is the intent of this Amendment to make the          of the Agreement consistent with the Reinsured’s normal underwriting practices and guidelines. Rather than having specific language in the Agreement referencing         , the normal underwriting practices and guidelines of the Reinsured (which includes         ) shall be relied upon to qualify a risk for automatic reinsurance as stated in Article I of the Agreement. This will eliminate the need for future Amendments regarding changes in the Reinsured’s underwriting practices.

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Amendment

IN WITNESS WHEREOF, this Amendment is executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman
	Second Vice President and Actuary		Director of Reinsurance

Date:	9/5/00	Date:	9/5/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Witness:	/s/ George R. Zimmerman
	Yek Soan S. Cheng		George R. Zimmerman
	Vice President		Director of Reinsurance

Date:	9/6/00	Date:	9/6/00

C.M. LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Witness:	/s/ George R. Zimmerman
	Yek Soan S. Cheng		George R. Zimmerman
	Vice President		Director of Reinsurance

Date:	9/6/00	Date:	9/6/00

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael D. Barnett	Witness:	/s/ Sara J. Murphy
Title:	VP Life Reins	Title:	Asst VP Reinsurance Admin

Date:	8/17/00	Date:	8/17/00

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes known as the “Reinsured”)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

(the “Reinsurer”)

As of effective date of the Agreement, the Ceding Company (including “any” or “all” of the three (3) entities listed above) and the Reinsurer agree to amend the above-referenced Agreement(s) to include the following important language:

Gramm-Leach-Bliley Privacy Requirements

The Ceding Company and Reinsurer are “financial institutions” as that term is used in Title V of the Gramm-Leach-Bliley Act. The Parties may, from time to time, come into possession of “non-public personal information” as defined in Title V of the Gramm-Leach-Bliley Act. The “non-public personal information” may be transmitted by either the Ceding Company or Reinsurer to the other in accordance with the transmitting party’s then current privacy policy and practices, in order to allow the other party to perform pursuant to this Agreement. During the continuation of this Agreement and after its termination, the Ceding Company or Reinsurer shall at all times use reasonable care to maintain the confidentiality of the “non-public personal information” and shall not make any use of the “non-public personal information” beyond the purpose for which it was disclosed. The Ceding Company and Reinsurer agree that they will not transfer information to a third party, except as provided in this Agreement and as permitted by Title V of the Gramm-Leach-Bliley Act, such permission including, but not limited to, disclosure of Information if required by applicable federal, state or local legal requirement, order of a court of competent jurisdiction, properly authorized civil, criminal or regulatory investigation, or subpoena by federal, state or local authorities. The Ceding Company and Reinsurer agree that the Reinsurer may need to transfer “non-public personal information” to third party reinsurers for the purpose of obtaining reinsurance on risks subject to this Agreement. The Reinsurer will obtain agreements from any such third party reinsurers that require the third party reinsurers to use reasonable care to maintain the confidentiality of the “non-public personal information”.

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Gramm-Leach-Bliley Privacy Amendment

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ Delmer F. Borah IV
	Peter G. Ferris		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	6/10/02	Date:	6/10/02

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	6/10/02	Date:	6/10/02

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	6/10/02	Date:	6/10/02

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael D. Barnett	Witness:	/s/ Sara J. Murphy
Title:	VP Life Reins	Title:	Asst VP Reins Admin

Date:	5/20/02	Date:	5/20/02

AMENDMENT

to all

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, or

C.M. LIFE INSURANCE COMPANY

hereinafter referred to as the Reinsured(s)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

hereinafter referred to as the Reinsurer

The Reinsureds and the Reinsurer, as parties to the above referenced reinsurance agreements, hereby agree to amend them as of January 1, 1999 as follows:

If a new Reinsured issues a policy that is considered to be a continuation of the original insurance              from a policy originally issued by another of the above three Reinsureds under the terms of a reinsurance agreement with the Reinsurer, then the new Reinsured will also be considered to be a party to that reinsurance agreement for purposes of the continuation of the original insurance clause.

All terms and conditions of these Reinsurance Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

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IN WITNESS WHEREOF, the Reinsured and Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman
	Second Vice President and Actuary		Director of Reinsurance

Date:	3/17/00	Date:	3/17/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	3/28/00	Date:	3/28/00

C.M. LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	3/28/00	Date:	3/28/00

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael D. Barnett	Attest:	/s/ Sheila M. Jackson
Title:	VP Life Reins	Title:	Sr. Contract Administrator

Date:	3/8/00	Date:	3/8/00

AMENDMENT to

VUL Quota Share (9/1/98)	Effective: January 1, 1999	LCR:

Enterprise 10 Quota Share (9/8/97)	Effective: January 1, 1999	LCR:

1999 Enterprise Plus	Effective: October 1, 1999	LCR:

Variable Life Select Inforce	Effective: October 1, 1999	LCR:

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, or

CM LIFE INSURANCE COMPANY

hereinafter referred to as the Reinsured(s)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

hereinafter referred to as the Reinsurer

The Reinsureds and the Reinsurer, as parties to the above referenced reinsurance agreements, hereby agree to amend them as of the date shown above with reference to payment of claims by superceding anything in the treaties that is in conflict with the following:

The              for these treaties are shown above.             .

The Reinsured will consult with the              before            , shall be binding on the              Reinsurers. Such              by either the             or other            .

If a claim             , the Reinsured will             . The Reinsurer may decline to be a party to the contest, compromise, or litigation involved on a claim, in which case it shall pay the full amount of its share of the claim to the Reinsured. In such case, the Reinsurer shall not share in any expense involved in such contest, compromise, or litigation, or in any reduction in claim resulting therefrom.

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All terms and conditions of these Reinsurance Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the Reinsured and Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman
	Second Vice President and Actuary		Director of Reinsurance

Date:	4/5/00	Date:	4/5/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	4/7/00	Date:	4/7/00

CM LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	4/7/00	Date:	4/7/00

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael D. Barnett	Attest:	/s/ Sara J. Murphy
Title:	VP Life Reins	Title:	Asst VP Reinsurance Admin

Date:	3/22/00	Date:	3/22/00

AMENDMENT

to all

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Of Springfield, Massachusetts,

MML BAY STATE LIFE INSURANCE COMPANY

Of Hartford, Connecticut,

CM LIFE INSURANCE COMPANY

Of Hartford, Connecticut

(the Reinsureds)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

of

Indianapolis, Indiana

(the Reinsurer)

Effective September 1, 1999, the corporate retention of the Reinsureds will be revised per the attached retention schedule.

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties in duplicate:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:	/s/ George R. Zimmerman
	Peter G. Ferris, FSA, MAAA		George R. Zimmerman
	Second Vice President & Actuary		Director of Reinsurance

Date:	3/17/00	Date:	3/17/00

CM LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Sy Cheng, FSA, MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan Sy Cheng, FSA, MAAA		Ed Jalowski
	Vice President - Actuarial		Assistant Vice President & Actuary

Date:	3/28/00	Date:	3/28/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Sy Cheng, FSA, MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan Sy Cheng, FSA, MAAA		Ed Jalowski
	Vice President - Actuarial		Assistant Vice President & Actuary

Date:	3/28/00	Date:	3/28/00

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael D. Barnett	Attest:	/s/ Sheila M. Jackson
Title:	VP Life Reins	Title:	Sr. Reins Contract Administrator

Date:	3/8/00	Date:	3/8/00

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RETENTION LIMITS

[table deleted]

AMENDMENT to

Agreements that initially referenced          in Article I and that have an          Amendment that was executed in 2000

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

(the “Reinsurer”)

Effective June 15, 2001.

This Amendment supercedes and replaces in its entirety the prior          Amendment to “Agreements that initially referenced          in Article I and that have an          Amendment that was executed in 2000”.

The Agreement is amended as follows:

For business issued before June 15, 2001, the Reinsurer shall reinsure          and issued under the Ceding Company’s normal underwriting guidelines.

For business issued on or after June 15, 2001, the Reinsurer shall reinsure risks issued under the Ceding Company’s normal underwriting guidelines,         .

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Amendment

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/7/01	Date:	6/7/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael D. Barnett	Witness:	/s/ Sally A. Worrell
Title:	Vice President	Title:	Senior Contract Administrator

Date:	5/9/01	Date:	5/9/01

MML BAY STATE LIFE INSURANCE COMPANY and C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

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Agreements with a prior Amendment

AMERICAN UNITED LIFE INSURANCE COMPANY

Automatic YRT Agreement (1999 Series Enterprise Plus UL) – Effective 1/1/00

Automatic YRT Agreement (1999 Series Enterprise Plus UL) – Effective 9/24/99

Automatic YRT Agreement (Variable Universal Life) - Effective 9/1/98

AMENDMENT to

Automatic Quota Share Agreements (excludes ARC and Auto Excess) Commencing 1982 and Later between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

(the “Reinsurer”)

Effective June 15, 2001.

The Agreement is amended as follows:

The Reinsurer shall reinsure covered risks that have a net amount at risk             .

Risks that have been             , will remain             .

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NAR Amendment

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/7/01	Date:	6/7/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael D. Barnett	Witness:	/s/ Sally A. Worrell
Title:	Vice President	Title:	Senior Contract Administrator

Date:	5/9/01	Date:	5/9/01

MML BAY STATE LIFE INSURANCE COMPANY and C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

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IMPACTED TREATIES

AMERICAN UNITED LIFE INSURANCE COMPANY

Automatic YRT Agreement (Enterprise 10 - Quota Share - Pool) – Effective 9/8/97

Automatic YRT Agreement (Variable Universal Life - Pool) – Effective 9/1/98

Automatic YRT Agreement (Variable Life Select Inforce - Quota Share) – Effective 2/8/99

Automatic YRT Agreement (Enterprise+ Quota Share - Pool (Repriced)) – Effective 9/24/99

Automatic YRT Agreement (1999 Series Enterprise +) – Effective 1/1/00

Automatic YRT Agreement (UL2 and UL2G) Effective 1/1/01

ONEAMERICA

Financial Partners

November 25, 2003

Peter Ferris

Second Vice President & Actuary

MassMutual Financial Group

1295 State Street

Springfield, Massachusetts 01111

Re:	Reinsurance Agreements between American United Life Insurance Company and Massachusetts Mutual Life Insurance Company, and any amendments thereto as follows:

Automatic Coinsurance of June 1, 1977

Automatic YRT of September 1, 1998

Automatic YRT of February 8, 1999

Automatic YRT of September 24, 1999

Automatic YRT of January 1, 2000

Dear Mr. Ferris:

Please take notice that the captioned reinsurance agreements are hereby terminated in accordance with the provisions thereof, effective February 29, 2004.

If you have any questions relating to this notice, please contact Sally Worrell, Treaty Specialist, at 317-405-372.

Sincerely,

American United Life Insurance Company

By:	/s/ Terry Nicodemus
Title:	Vice President

OneAmerica

FinancialPartners, Inc.

OneAmerican Square

P.O.Box 368

lndianapolis, IN 46206-0368

(317) 285-1111

AMENDMENT

to the

AUTOMATIC (VUL) REINSURANCE AGREEMENT

Effective: 9/1/98

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

C.M. LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

(the “Reinsurer”)

Per the request of the Reinsurer, this Agreement is hereby terminated as respects the reinsurance of new policies submitted on or after February 29, 2004. All business inforce at that date shall remain reinsured hereunder until the termination, expiry, or          of the underlying policy on which the reinsurance is based.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged.

In witness whereof, this Agreement is hereby executed in good faith by both parties in duplicate:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	3/17/07
Peter Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Date:	3/19/04
Ed Jalowski
Second Vice President & Actuary
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MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Date:	3/19/04
Ed Jalowski
Second Vice President & Actuary

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Terry Nicodemus	Date:	3/11/04
Title:	Vice President

AMENDMENT to

ALL AFFECTED REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Effective April 10, 2006, the Amendment effective date, the Ceding Company and Reinsurer agree to replace the entire Notice Article in each Agreement between the companies listed in Exhibit A of this Amendment with the following, as a result of the Ceding Company’s address change:

NOTICE ARTICLE AMENDED APRIL 10, 2006

Any notice and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when (i) mailed by United States registered or certified mail, return receipt requested, or mailed by overnight express mail, (ii) sent by facsimile transmission, followed by confirmation mailed by first class mail or overnight express mail, or (iii) delivered in person to the parties at the following addresses:

If to the Ceding Company:
MML Bay State Life Insurance Company
100 Bright Meadow Boulevard
Enfield, CT 06082
Attention:	Reinsurance Officer

C.M. Life Insurance Company
100 Bright Meadow Boulevard
Enfield, CT 06082
Attention:	Reinsurance Officer

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111
Attention:	Reinsurance Officer

If to the Reinsurer:
American United Life Insurance Company
251 N. Illinois Street Suite 800
Indianapolis,	IN 46204
Attention:	Reinsurance Officer

         [page break]

Notice shall be deemed given on the date of delivery as documented by a record of delivery in accordance with the modes of delivery set forth above. Either Party may change the names or addresses where notice is given by providing notice to the other Party of such change in accordance with this Article.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	7/24/06
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	7/24/06
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	7/24/06
Peter G. Ferris
Second Vice President & Actuary

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Terry Nicodemus	Date:	7/17/06
Print name:	Terry Nicodemus
Title:	Vice President

[page break]

EXHIBIT A: AFFECTED AGREEMENTS

Reinsurer: American United Life Insurance Company

Year	Coverage	Type
1/1/2001	UL2 & UL2G	Auto YRT Quota Share
1/1/2000	1999 Series Enterprise Plus UL	Auto YRT Quota Share
9/24/1999	1999 Series Enterprise Plus UL	Auto YRT Quota Share
9/24/1999	1999 Series Enterprise Plus UL	Auto YRT Quota Share
2/8/1999	Auto VLS Inforce	Auto YRT Quota Share
9/1/1998	VUL	Auto YRT Quota Share
9/8/1997	Auto Enterprise 10	Auto YRT Quota Share
5/1/1994	Fac Excess/No Jumbo	Fac Excess
4/1/1994	Fac Salvage & Excess	Fac Shopped, Fac Excess
6/1/1997	Coinsurance	Coinsurance

AMENDMENT to

ALL AFFECTED REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and/or

MML BAY STATE LIFE INSURANCE COMPANY, and/or

CM LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company,” sometimes known as the “Reinsured”)

and

AMERICAN UNITED LIFE INSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Effective September 1, 2006, the Amendment effective date, the Ceding Company and the Reinsurer hereby amend the reinsurance agreements listed in Exhibit A so that the process of reviewing all new contestable claims received on or after this date between the Ceding Company and the Reinsurer shall be as follows, and shall replace only such contestable claims terms/procedures in each Agreement that conflict(s) with the contestable claims terms/procedures below.         .

Amended Contestable Claims Procedure

The Ceding Company shall send to the Reinsurer all of the contestable claims documentation as required in the underlying Agreement, by any of the following means: facsimile, encrypted secure email, or express mail. If the Ceding Company sends the documentation via secure email, it shall submit said information for each claim directly to the Reinsurer via a “list of claims personnel”1 that is provided by the Reinsurer. The Reinsurer must make a concerted effort to communicate its decision for each claim in writing (email is acceptable) to the Ceding Company within          from the day in which the Ceding Company sent the final documentation. If the Reinsurer does not communicate its decision in writing (email is acceptable) to the Ceding Company regarding whether to contest or pay the claim during the          period, the Ceding Company shall proceed to settle, contest or deny the claim as allowed in the underlying Agreement without requiring further input from the Reinsurer. The Ceding Company may take into consideration any other reinsurer’s decision regarding the claim that was communicated to the Ceding Company within the timeframe specified, but in any case only the Ceding Company will determine the proper action on the claim and the decision, which will be made exclusively by the Ceding Company, shall be binding on the Reinsurer and all other reinsurers affected by the claim.

The Reinsurer shall share in the claim expenses of any contest or compromise of a claim in the same proportion that the net amount at risk reinsured with the Reinsurer bears to the total net amount at risk of the Ceding Company under all policies on that life being contested or compromised by the Ceding Company and shall share in the total amount of any reduction in liability in the same proportion. For example, litigation expenses related to the contestable claim are considered claim expenses. Routine expenses incurred in the normal settlement of uncontested claims, compensation of salaried officers and employees of the Ceding Company shall not be considered claim expenses.

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Alternatively, the Reinsurer may decline to be a party to the contest, compromise, or litigation involved on a claim, in which case it shall pay the full amount of its share of the claim to the Ceding Company. The Reinsurer must convey this decision in writing (email is acceptable) within          from the day in which the documentation was sent by the Ceding Company. In such case, the Reinsurer shall not share in any claim expenses involved in such contest, compromise or litigation, or in any reduction in claim amount resulting therefrom.

1        .

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	8/31/06
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	8/31/06
Peter G. Ferris
Second Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	8/31/06
Peter G. Ferris
Second Vice President & Actuary

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Terry Nicodemus	Date:	8/23/06
Print name:	Terry Nicodemus
Title:	Vice President

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EXHIBIT A: AFFECTED AGREEMENTS

Reinsurer: American United Life Insurance Company

Year	Coverage	Type
1/1/2001	UL2 & UL2G	Auto YRT Quota Share
1/1/2000	1999 Series Enterprise Plus UL	Auto YRT Quota Share
9/24/1999	1999 Series Enterprise Plus UL	Auto YRT Quota Share
9/24/1999	1999 Series Enterprise Plus UL	Auto YRT Quota Share
2/8/1999	Auto VLS Inforce	Auto YRT Quota Share
9/1/1998	VUL	Auto YRT Quota Share
9/8/1997	Auto Enterprise 10	Auto YRT Quota Share
5/1/1994	Fac Excess/No Jumbo	Fac Excess
4/1/1994	Fac Salvage & Excess	Fac Shopped, Fac Excess
6/1/1997	Coinsurance	Coinsurance